THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE TRANSFERRED, OFFERED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE ACCEPTABLE TO THE COMPANY.

THIS INSTRUMENT IS ISSUED SUBJECT TO THE RESTRICTIONS ON TRANSFER AND OTHER PROVISIONS OF A SECURITES PURCHASE AGREEMENT BETWEEN THE ISSUER OF THESE SECURITIES AND THE PURCHASER REFERRED TO THEREIN, A COPY OF WHICH IS ON FILE WITH THE ISSUER.  THE SECURITIES REPRESENTED BY THIS INSTRUMENT MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH SAID AGREEMENT.  ANY SALE OR OTHER TRANSFER NOT IN COMPLAINCE WITH SAID AGREEMENT WILL BE VOID.

Right to Purchase ________ shares of Common Stock of Sanswire Corp. (subject to adjustment as provided herein)

COMMON STOCK PURCHASE WARRANT

No. _____	Issue Date: November 10, 2010

SANSWIRE CORP., a corporation organized under the laws of the State of Delaware (the “Company”), hereby certifies that, for value received, _______________________ or its permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company at any time after the Issue Date until 5:00 p.m., E.S.T on the date three years from the closing date (the “Expiration Date”), up to ___________ fully paid and nonassessable shares (the “Shares”) of the common stock of the Company, $0.00001 par value per share (the “Common Stock”), at a per share purchase price of $0.21.  The purchase price per share, as adjusted from time to time as herein provided, is referred to herein as the "Purchase Price."  The number of the Shares and the Purchase Price are subject to adjustment as provided herein and all references to the Shares and Purchase Price shall be deemed to include any such adjustments.  The Company may reduce the Purchase Price without the consent of the Holder.  Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the “Securities Purchase Agreement”), dated November 10, 2010, entered into by the Company and Holders of the Warrants.

As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

(a)          The term “Business Day” means any day except Saturday, Sunday or any day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close.

(b)          The term “Company” shall include Sanswire Corp. and any corporation which shall succeed or assume the obligations of Sanswire Corp. hereunder.

(c)          The term “Common Stock” includes (a) the Company's Common Stock, $0.00001 par value per share, as authorized on the date of the Securities Purchase Agreement, and (b) any other securities into which or for which any of the Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

(d)          The term “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

(e)          The term “Other Securities” refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 2 or otherwise.

(f)           The term “Person” has the meaning given to it in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act.

(g)          The term “Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

1.            Exercise of Warrant.

1.1.         Number of Shares Issuable upon Exercise.  From and after the Issue Date until 5:00 p.m., E.S.T., on the Expiration Date, subject to the terms and conditions hereof and to the extent permitted by applicable law, the Holder hereof shall be entitled to receive, upon exercise of this Warrant and payment of the Purchase Price, in accordance with this Section 1, up to an aggregate number of the fully paid and nonassessable Shares set forth hereinabove, subject to adjustment as provided herein.

1.2.           Exercise of Warrant.  This Warrant may be exercised in full or in part by the Holder hereof by delivery of an original or facsimile copy of the form of notice of exercise attached as Exhibit A hereto (the “Notice of Exercise Form") duly executed and completed by such Holder and surrender of the original Warrant to the Company at its principal office or such other office as the Company may designate by notice in writing to the Holder, accompanied by payment in cash, wire transfer of immediately available funds to an account of the Company, or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of Shares for which this Warrant is being exercised by the Purchase Price then in effect.

On any such partial exercise, the Company, at its expense, will within a reasonable time issue and deliver to or upon the order of the Holder hereof a new Warrant of like tenor, in the name of the Holder hereof or as such Holder (upon payment by such Holder of any applicable transfer taxes) may request, the whole number of Shares for which such Warrant may still be exercised.

1.3.           Net Exercise. Notwithstanding any provision herein to the contrary, if the Fair Market Value of one share of Common Stock is greater than the Purchase Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant at the principal office of the Company or such other office as the Company may designate by notice in writing to the Holder, together with the properly endorsed and completed Notice of Exercise Form in which event the Company shall issue to the Holder a number of Shares computed using the following formula:

X=	Y (A-B)
A

Where     X=           the number of shares of Common Stock to be issued to the Holder

Y=	the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

A=	the Fair Market Value of one share of the Company’s Common Stock (at the date of such calculation)

B=	Purchase Price (as adjusted to the date of such calculation).

1.4.         Fair Market Value. Fair Market Value of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

(a)           If the Company's Common Stock is traded on an exchange or is quoted on the NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market, then the closing or last sale price, respectively, reported for the last Business Day immediately preceding the Determination Date;

(b)          If the Company's Common Stock is not traded on an exchange or on the NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market, but is traded in the over-the-counter market, then the average of the closing bid and ask prices reported for the last Business Day immediately preceding the Determination Date; and

(c)           If the Company's Common Stock is not publicly traded, then as determined in good faith by the Board of Directors of the Company.

1.5.          Delivery of Stock Certificates, etc. on Exercise. The Company agrees that the Shares purchased upon exercise of this Warrant shall be deemed to be issued to the Holder hereof as the record owner of such Shares as of the close of business on the date on which this Warrant shall have been duly exercised in accordance with the terms herein and surrendered, and payment of the Purchase Price made by the Holder to the Company for such Shares as aforesaid. As soon as practicable after the exercise of this Warrant in full or in part, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable Shares (or Other Securities) to which such Holder shall be entitled on such exercise.  No fractional Shares shall be issued and in lieu of any fractional share to which such Holder would otherwise be entitled, the Company shall pay to Holder cash equal to such fraction multiplied by the then Fair Market Value of one full share of Common Stock, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

2.           Adjustments and Other Rights.  The Purchase Price and the number of Shares issuable upon exercise of this Warrant shall be subject to adjustment from time to time as follows; provided, that if more than one subsection of this Section 2 is applicable to a single event, the subsection shall be applied that produces the largest adjustment and no single event shall cause an adjustment under more than one subsection of this Section 2 so as to result in duplication:

2.1.           Reorganization, Consolidation, Merger, etc.  In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other Person or (c) transfer all or substantially all of the Company’s properties or assets to any other Person (each a “Business Combination”), the Holder’s right to receive Shares upon exercise of this Warrant shall be converted into the right to exercise this Warrant to acquire the number of shares of stock or other securities or property (including cash) which the Common Stock issuable (at the time of such Business Combination) upon exercise of this Warrant immediately prior to such Business Combination would have been entitled to receive upon consummation of such Business Combination; and in such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the Holder shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to the Holder’s right to exercise this Warrant in exchange for any shares or stock or other securities or property pursuant to this paragraph.

2.2           Extraordinary Events Regarding Common Stock.  In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock into a greater number of shares, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of Common Stock, then, in each such event, the number of Shares issuable upon exercise of this Warrant at the time of the record date for such dividend or distribution or the effective date of such subdivison or combination shall be proportionately adjusted so that the Holder after such date shall be entitled to purchase the number of shares of Common Stock which such Holder would have been entitled to receive in respect of the Shares subject to this Warrant after such date had this Warrant been exercised immediately prior to such date.  In such event, the Purchase Price in effect at the time shall, simultaneously with the happening of such event, be adjusted to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of the Warrant before such adjustment and (2) the Purchase Price in effect immediately before such event giving rise to this adjustment by (y) the new number of Shares issuable upon exercise of the Warrant determined pursuant to the immediately preceding sentence.

2.3           Share Issuance.  Until the Expiration Date, if the Company shall issue any Common Stock, except for the Excepted Issuances (as defined below) or a transaction to which Section 2.1 or 2.2 is applicable, prior to the complete exercise of this Warrant for a consideration per share less than the Purchase Price that would be in effect at the time of such issue, then in such event:

(a)            the number of Shares issuable upon the exercise of this Warrant immediately prior to the issuance of such securities (the “Initial Number”) shall be increased to the number obtained by multiplying the Initial Number by a fraction (1) the numerator of which shall be the sum of (x) the number of shares of Common Stock of the Company outstanding on such date and (y) the number of additional shares of Common Stock issued (or into which convertible securities may be exercised or converted) and (B) the denominator of  which shall be the sum of  (I) the number of shares of Common Stock outstanding on such date and (II) the number of shares of Common Stock which the aggregate consideration receivable by the Company for the total number of shares of Common Stock so issued (or into which convertible securities may be exercised or converted) would purchase at $0.21 per share; and

(b)            the Purchase Price payable upon exercise of the Warrant shall be adjusted by multiplying the Purchase Price in effect immediately prior to the issuance of securities by a fraction, the numerator of which shall be the number of shares of Common Stock issuable upon exercise of this Warrant prior to such date and the denominator of which shall be the number of shares of Common Stock issuable upon exercise of this Warrant immediately after the adjustment described in clause (a) above.

For purposes of the foregoing, the aggregate consideration receivable by the Company in connection with the issuance of such shares of Common Stock or convertible securities shall be deemed to be equal to the sum of the net offering price (including the fair market value of any non-cash consideration and after deduction of any related expenses payable to third parties) of all such securities plus the minimum aggregate amount, if any, payable upon exercise or conversion of any such securities into shares of Common Stock; and “Excepted Issuances” shall mean issuances (i) as consideration for or to fund any acquisition of businesses and/or assets, (ii) in connection with employee benefit plans and compensation related arrangements approved by the Board of Directors, (iii) in connection with a public or broadly marketed offering and sale of Common Stock or convertible securities for cash conducted by the Company or its affiliates pursuant to registration under the Securities Act or Rule 144A thereunder, (iv) in connection with the exercise of any rights, warrants, options or convertible securities or pursuant to any agreements outstanding on the date hereof, (v) in connection with any equipment loans or leasing arrangements or any bank or debt financing, (vi) in connection with any plan of reorganization among the Company and its subsidiaries, (vii) upon the exercise of this and related Warrants, (viii) upon conversion of any convertible notes outstanding, (ix) in connection with any payment for services rendered to the Company, and  (x) in connection with the payment of any settlements approved by the Board of Directors.

2.4.         Rounding of Calculations; Minimum Adjustments.  All calculations under this Section 2 shall be made to the nearest one-tenth (1/10th) of a cent or to the nearest one-hundredth (1/100th) of a share, as the case may be.  Any provision of this Section 2 to the contrary notwithstanding, no adjustment in the Purchase Price or the number of Shares into which this Warrant is exercisable shall be made if the amount of such adjustment would be less that $0.01 or one-tenth (1/10th) of a share of Common Stock, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.01 or 1/10th of a share of Common Stock.   Any adjustments pursuant to this Section 2 shall be made successively whenever an event referred to herein shall occur.  If an adjustment in Purchase Price made hereunder would reduce the Purchase Price to an amount below par value of the Common Stock, then such adjustment in Purchase Price made hereunder shall reduce the Purchase Price to only the par value of the Common Stock.

2.5.         Certificate as to Adjustments.  In each case of any adjustment or readjustment in the Shares (or Other Securities) issuable on the exercise of this Warrant, the Company will cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare and file at the principal office of the Company a certificate setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of Shares to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the Holder of the Warrant.

3.            Reservation of Stock, etc. Issuable on Exercise of Warrant.   The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrant, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant.

4.            Assignment; Exchange of Warrant.  Subject to compliance with applicable federal and state securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered Holder hereof (a "Transferor"). On the surrender for exchange of this Warrant, with the Transferor's completed and duly executed endorsement in the form of Exhibit B attached hereto (the “Transferor Endorsement Form") and together with an opinion of counsel reasonably satisfactory to the Company that the transfer of this Warrant will be in compliance with applicable securities laws, the Company at its expense, twice only, but with payment by the Transferor of any applicable transfer taxes, will issue and deliver to or on the order of the Transferor thereof a new Warrant or Warrants of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of Shares called for on the face or faces of the Warrant so surrendered by the Transferor.  No such transfers shall result in a public distribution of the Warrant.

5.            Replacement of Warrant.  On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of a bond, indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense, twice only, will execute and deliver, in lieu thereof, a new Warrant of like tenor and representing the right to purchase the same aggregate number of Shares as provided for in such lost, stolen, destroyed or mutilated Warrant.

6.            No Rights as Stockholder; Transfer Books.  No Holder shall be entitled, as a Warrant holder, to vote or receive dividends or be deemed the holder of any Shares or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to the shareholders of the Company at any meeting thereof, or to give or withhold consent to any corporate action or to receive notice of meetings, or to receive dividends or subscription rights or otherwise, prior to the date of the valid exercise of this Warrant in accordance with the terms and conditions hereof.  The Holder of this Warrant will not be entitled to share the assets of the Company in the event of a liquidation, dissolution or winding up of the Company unless this Warrant is validly exercised in accordance with the terms and conditions hereof  before any record date in connection with such liquidation, dissolution or winding up of the Company.  Until this Warrant is transferred on the books of the Company, the Company may treat the registered Holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

7.            Notices.   All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, facsimile or portable document file (.pdf), addressed as set forth below or to such other address as such party shall have specified most recently by written notice.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below or by .pdf (if delivered on a Business Day before 6:00 p.m. where such notice is to be received), or the first Business Day following such delivery (if delivered other than on a business day or after 6:00 p.m. where such notice is to be received) or (b) on the second Business Day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be: (i) if to the Company to: Sanswire Corp., 17501 Biscayne Blvd, Suite 430, Aventura, FL 33160, Attn: Barbara M. Johnson, General Counsel, telecopier number (305) 356-3630, and (ii) if to the Holder, to the address and telecopier number listed as follows: _______________________________________________________, with a copy by telecopier only to: _____________________________________________________________________________.

8.            Saturdays, Sundays and Holidays.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding day that is a Business Day.

9.            Miscellaneous.  This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be governed by, construed and enforced in accordance with and governed by the laws of the State of Delaware, without regard to the principle of conflicts of laws thereof.  Any dispute relating to this Warrant shall be adjudicated in Brevard County in the State of Florida and each of the Holder and the Company agree to submit to the exclusive jurisdiction and venue of the courts in Brevard County, FL for any civil action, suit or proceeding arising out of or relating to this Warrant or the transactions contemplated hereby, and that notice may be served upon the Company and the Holder respectively at the addresses set forth herein.  To the extent permitted by applicable law, each of the Company and the Holder hereby unconditionally waives trial by jury in any civil legal action or proceeding relating to the Warrant or the transactions contemplated hereby.  The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.  The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. This Warrant shall be binding upon any successors or  assigns of the Company and the Holder.  This Warrant and the forms attached hereto (the terms of which are incorporated herein by reference) contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or undertakings with respect thereto.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

SANSWIRE CORP.

By:
Name:	Glenn Estrella
Title:	President and Chief Executive Officer

Witness:

By:
Name: Barbara M. Johnson
Title: Vice President and General Counsel

[Signature Page to Warrant]

Exhibit A

FORM OF NOTICE OF EXERCISE
(to be signed only on exercise of Warrant)

TO:  SANSWIRE CORP.

1)           The undersigned, pursuant to the provisions set forth in the attached Warrant (No.____), hereby irrevocably elects to purchase ________ Shares of the Common Stock of the Company pursuant to the terms and conditions of the attached Warrant.

2)           Method of Payment of Purchase Price.  The undersigned herewith makes payment of the full Purchase Price for such Shares at the price per share provided for in such Warrant, which aggregate Purchase Price is $___________.  Such payment takes the form of (check applicable box or boxes):

___       a cash payment by check or wire transfer of immediately available funds; or

___       the cancellation of such number of Shares of Common Stock as is necessary, in accordance with the formula set forth in Section 1.3, to exercise this Warrant with respect to the Shares of Common Stock set forth above pursuant to the net exercise procedure set forth in Section 1.3.

The undersigned requests that the certificates for such Shares be issued in the name of, and be delivered to _____________________________________________________ whose address is

The undersigned represents and warrants that the aforesaid Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution or public offering thereof, and that the undersigned has no present intention of distributing or reselling such Shares.  The Undersigned understands that the Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act, and that all transfers, offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act, or pursuant to an exemption from registration under the Securities Act.

Dated:___________________
(Signature must conform to name of holder as specified on the face of the Warrant)

By:

Name:
Title:

(Address)

Exhibit B

FORM OF TRANSFEROR ENDORSEMENT
(To be signed only on transfer of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of SANSWIRE CORP. to which the within Warrant relates specified under the headings "Percentage Transferred" and "Number Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of SANSWIRE CORP. with full power of substitution in the premises.

Transferees	Percentage Transferred	Number Transferred

Dated: ______________, ___________
(Signature must conform to name of Holder as specified on the face of the Warrant)

Signed in the presence of:

(Name)
(address)

ACCEPTED AND AGREED:
[TRANSFEREE]

(Name)	(address)